                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL

              TO TENDER SHARES OF AXA FINANCIAL, INC. COMMON STOCK

  Pursuant to the Offer by AXA & AXA Merger Corp. to Exchange All Outstanding
    Shares of AXA Financial, Inc. Common Stock for 0.295 of an AXA American
                 Depositary Share and $35.75 in Cash Per Share

--READ THE INSTRUCTIONS WHICH CONSTITUTE A PART OF THIS LETTER OF TRANSMITTAL &
  THE PROSPECTUS DATED NOVEMBER 21, 2000 OF AXA CAREFULLY BEFORE COMPLETING--
--------------------------------------------------------------------------------

  THIS LETTER OF TRANSMITTAL WITH ANY ACCOMPANYING SHARE CERTIFICATES MUST BE RECEIVED BY FIRST CHICAGO TRUST COMPANY OF NEW YORK (THE "EXCHANGE AGENT") BY 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 22, 2000, UNLESS THE OFFER IS
                                   EXTENDED.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           NUMBER OF SHARES OF AXA FINANCIAL COMMON
                    (SEE INSTRUCTION 3.)                       STOCK OWNED BY YOU OR HELD ON YOUR BEHALF
----------------------------------------------------------------------------------------------------------

                                                              CERTIFICATED SHARES:

                                                              DIVIDEND REINVESTMENT
                                                              AND STOCK PURCHASE
                                                              PLAN SHARES:
                                                              plus any shares from 4th quarter 2000
                                                              dividend
                                                              --------------------------------------------

                                                              TAXPAYER ID NUMBER:

                                                              --------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                 BOX A                         DESCRIPTION OF SHARES TENDERED* (See Instruction 1.)
---------------------------------------------------------------------------------------------------------------------
               SHARES HELD IN CERTIFICATED FORM (See Instruction 2.)                        NUMBER OF DIVIDEND
    --------------------------------------------------------------------------
  SHARE CERTIFICATE NUMBER(S)     TOTAL NUMBER OF SHARES    NUMBER OF CERTIFICATED           REINVESTMENT AND
                                    EVIDENCED BY SHARE        SHARES TENDERED**        STOCK PURCHASE PLAN ("DRIP")
                                      CERTIFICATE(S)                                        SHARES TENDERED**
---------------------------------------------------------------------------------------------------------------------
                                                                                     / / all DRIP shares indicated
                                                                                     above
-----------------------------------------------------------------------------------
                                                                                     / / DRIP shares**
-----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
*  Need not be completed by stockholders tendering Shares held in book-entry form through The Depository Trust
   Company.
** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES EVIDENCED BY EACH SHARE CERTIFICATE DELIVERED TO
   THE EXCHANGE AGENT AND ALL SHARES HELD ON YOUR BEHALF PURSUANT TO THE DRIP, INCLUDING ANY SHARES CREDITED OR TO BE
   CREDITED TO YOUR DRIP ACCOUNT IN CONNECTION WITH THE DIVIDEND PAID BY AXA FINANCIAL IN THE FOURTH QUARTER OF 2000,
   ARE BEING TENDERED HEREBY. (See Instruction 4.)
---------------------------------------------------------------------------------------------------------------------

/ /     MARK THIS BOX IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
        EXCHANGE AGENT. (See Instruction 1.)

/ /     Mark this box ONLY if you wish to provide for         / /     Mark this box ONLY if you wish to provide for
        special issuance instructions. (Complete Box B                special delivery instructions. (Complete Box C
        below)                                                        below)
--------------------------------------------------------------------------------------------------------------------------
        BOX B          SPECIAL ISSUANCE INSTRUCTIONS                  BOX C          SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 8, 9, 10, 11.)                                (See Instructions 8, 9, 11.)
--------------------------------------------------------------------------------------------------------------------------
If you want your AXA ADSs, cash and certificates evidencing   Fill in ONLY if mailing to someone other than the
Shares not exchanged to be issued in another name, fill in    undersigned or to the undersigned at an address other than
this section with the information for the new account and     that shown on the top of this Letter of Transmittal. Mail
provide for signature guarantee on the reverse side.          AXA ADS account statement, cash and certificates evidencing
                                                              Shares not exchanged to:

------------------------------------------------------------  ------------------------------------------------------------
       Name (Please Print First, Middle & Last Name)                 Name (Please Print First, Middle & Last Name)

------------------------------------------------------------  ------------------------------------------------------------
                Address (Number and Street)                                   Address (Number and Street)

------------------------------------------------------------  ------------------------------------------------------------
                  (City, State & Zip Code)

------------------------------------------------------------  ------------------------------------------------------------
          (Taxpayer ID or Social Security Number)                               (City, State & Zip Code)
--------------------------------------------------------------------------------------------------------------------------

/ /     FOR CURRENT DRIP PARTICIPANTS ONLY: Mark this box if you DO
        NOT want the dividends, if any, that are paid on your AXA
        ADSs to be reinvested in additional AXA ADSs pursuant to the AXA Dividend Reinvestment Plan. If you do not mark this box, dividends will automatically be reinvested in additional AXA
        ADSs pursuant to this plan.

YOU MUST COMPLETE THIS SUBSTITUTE FORM W-9 (See Instructions 6 and 7.)

------------------------------------------
BOX D            SUBSTITUTE FORM W-9                                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
------------------------------------------                        IF YOU CHECKED THE AWAITING TAXPAYER ID NUMBER BOX ON THE
If the Taxpayer ID Number printed at the                                             SUBSTITUTE FORM W-9
top of the reverse side is INCORRECT,         --------------
cross it out and write in the CORRECT       Corrected Taxpayer
number here.                                    ID Number
Under penalties of perjury, I certify that: (1) the number      CERTIFICATE OF AWAITING TAXPAYER
printed on the other side of this form or the corrected number  ID NUMBER
above is my correct Taxpayer ID Number (or I am waiting for a   I certify under penalties of perjury that a taxpayer
number to be issued to me), and (2) I am not subject to backup  identification number has not been issued to me, and either
withholding because: (A) I am exempt from backup withholding    (a) I have mailed or delivered an application to receive a
(check "Exempt Payee" box below), or (B) I have not been        taxpayer identification number to the appropriate Internal
notified by the Internal Revenue Service (IRS) that I am        Revenue Service Center or Social Security Administration
subject to backup withholding as a result of a failure to       Office or (b) I intend to mail or deliver an application in
report all interest or dividends, or (C) the IRS has notified   the near future. I understand that if I do not provide a
me that I am no longer subject to backup withholding. (You      taxpayer identification number to the Exchange Agent, 31% of
must cross out this item (2) if you have been notified by the   all reportable payments made to me will be withheld, but will
IRS that you are currently subject to backup withholding.)      be refunded to me if I provide a certified taxpayer
/ /  Awaiting Taxpayer ID Number                                identification number within 60 days.
/ /  Exempt Payee (See Instruction 7.)

Signature                                   Date                Signature                                   Date
------------------------------------------

BY SIGNING BELOW, THE UNDERSIGNED HEREBY:

(1) TENDERS to AXA and AXA Merger Corp. (together, the "Offerors") the shares of Common Stock, par value $.01 per share (the "Shares"), of AXA
    Financial, Inc. described in Box A on the reverse side, pursuant to the Offerors' joint offer to exchange 0.295 of an American depositary share of AXA and $35.75 in cash for each such outstanding Share, upon the terms and subject to the conditions set forth in this Letter of Transmittal (including the Instructions hereto and as amended or supplemented from time to time, the "Letter of Transmittal") and in the Prospectus dated November 21, 2000, receipt of which is hereby acknowledged (as amended or supplemented, the "Prospectus" which together with the Letter of Transmittal constitute the "Offer").

(2) Subject to, and effective upon, acceptance for exchange of the Shares tendered herewith, in accordance with the terms of the Offer, SELLS, ASSIGNS AND TRANSFERS to, or upon the order of, the Offerors all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")) and IRREVOCABLY APPOINTS THE EXCHANGE AGENT the true and LAWFUL AGENT AND ATTORNEY-IN-FACT of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to exercise all rights of beneficial ownership with respect to such Shares, including the right to transfer, as set forth in Clause (A) of the Instructions hereto.

(3) IRREVOCABLY APPOINTS Edward Miller, Gerard de La Martiniere, Denis Duverne and any other designee of the Offerors, and each of them, AS THE ATTORNEYS-IN-FACT AND PROXIES of the undersigned, each with full power of substitution and re-substitution, to the full extent of the rights of the undersigned with respect to all of the Shares (including any and all Distributions) tendered hereby which have been accepted for exchange by the Offerors, including full voting and other rights to be exerciseable immediately upon the Offerors acceptance of such Shares for exchange as further detailed in Clause (B) of the Instructions hereto. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Shares by the Offerors in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke all other powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent power of attorney or proxy shall be given or written consent executed (and if given or executed shall not be effective) by the undersigned with respect thereto.

(4) Certifies that the REPRESENTATIONS, WARRANTIES, AGREEMENTS AND UNDERSTANDINGS set out in Clauses (C) through (G) of the Instructions to this Letter of Transmittal are TRUE AND CORRECT.

REMEMBER TO SIGN AND DATE THIS LETTER OF TRANSMITTAL BELOW (See Instruction 9.)

  --SIGN EXACTLY AS NAME APPEARS ON SHARE CERTIFICATE(S) OR SECURITY POSITION
                                     LISTING--

                                  Date                                                        Date

Shareholder sign here                                       Co-Owner(s) sign here

Daytime Telephone #
--If signature above is by person acting in fiduciary or representative capacity, provide the following information:

Name                                                        Capacity

Name of Firm                                                Address
--IF REQUIRED, PROVIDE SIGNATURE GUARANTEE (NOTARY PUBLIC INSUFFICIENT): (See Instructions 8, 9, 10.)   Place
Medallion Guarantee Here:

----------------------------------------------------------------------------------------------------------------------
                           (Authorized Signature(s) and Date)

----------------------------------------------------------------------------------------------------------------------
                    (Name and Title of Officer Signing this Guarantee)

----------------------------------------------------------------------------------------------------------------------
                (Name and Daytime Telephone of Guarantor--Please Print)

----------------------------------------------------------------------------------------------------------------------
                              (Address of Guarantor Firm)

 BOX E                 AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S)       (See
                                Instruction 5.)
             AFFIDAVIT IS INVALID IF NOT SIGNED AND NOTARIZED BELOW

      Complete this form only if you cannot locate some or all of your AXA Financial, Inc. Common Stock certificates. If you have lost or destroyed certificates with a value of $100,000 or more, please call toll free
        (866) 678-2293 for additional information. Please print clearly.

  Taxpayer ID:
  TOTAL SHARES LOST
  Please Fill In Certificate No(s) if Known      Number of Shares

                  Attach separate schedule if needed.

 I certify that I am the lawful owner of the above shares described. These shares have not been pledged or endorsed, and no other person, firm, corporation, agency or government has asserted any right or title, claim, equity or interest in this (these) certificate(s). I have made a diligent search for the certificate(s), and I have been unable to find it (them). I agree (for myself, my heirs, assigns and personal representatives), in consideration of the exchange of the shares represented by the certificate(s), to completely indemnify, protect and hold harmless each of GENERAL INSURANCE COMPANY OF AMERICA, AXA, AXA Merger Corp., AXA Financial, Inc. and First Chicago Trust Company of New York and their respective affiliates collectively, from and against any and all losses, costs and damages which they may be subject to, or liable for, as enumerated in your file. I agree that this form is attached to and made part of Blanket Bond Number 5926165 underwritten by GENERAL INSURANCE COMPANY OF AMERICA to protect AXA, AXA Merger Corp., AXA Financial, Inc., and First Chicago Trust Company of
 New York, and their respective affiliates. I agree to surrender the certificate(s) for its (their) cancellation if I find it (them) at any time.

                NOTARY REQUIRED FOR REPLACEMENT OF CERTIFICATES
    AFFIDAVIT IS INVALID IF NOT SIGNED BELOW AND/OR A CHECK IS NOT INCLUDED

X Signed by Affiant (stockholder)  ---------------------------------------   on this (date)
                                        (Deponent) (Indemnitor) (Heirs
                                                Individually)

X Signed by Affiant (stockholder)

                                   Month          Day          Year

State of                County of                        Notary Signature

          ------------             -------------------   ---------------------------------------------------
                                                         Printed Name of Notary
                                                         ---------------------------------------------------
Sworn to me and subscribed to me this                    My Commission Expires                                  (Notary seal)
--------------------------------------------------       ---------------------------------------------------
                                         (Month/Day/Year) (Month/Day/Year)

                       REPLACEMENT INSURANCE PREMIUM CALCULATION FOR LOST STOCK CERTIFICATES.

                                                          $1.00
                                      X                                         =
-------------------------------              --------------------------------       -------------------------------
         (SHARES LOST)                        (INSURANCE PREMIUM PER SHARE)               (TOTAL PREMIUM DUE)

      Please make your check payable to GENERAL INSURANCE COMPANY OF AMERICA and enclose it with the Letter of
                                                    Transmittal.

                                 DO NOT DETACH

THIS IS TO ACKNOWLEDGE RECEIPT OF YOUR LETTER OF TRANSMITTAL AND ANY ACCOMPANYING DOCUMENTS SUBMITTED TO OUR FIRM PURSUANT TO THE OFFER BY AXA AND AXA MERGER CORP. TO EXCHANGE SHARES OF AXA FINANCIAL, INC. COMMON STOCK FOR AMERICAN DEPOSITARY SHARES OF AXA AND CASH.

YOU WILL BE NOTIFIED BY MAIL IF THERE IS A DEFECT IN YOUR TENDER PREVENTING YOUR TENDER FROM BEING ACCEPTED FOR EXCHANGE IN THE OFFER.

                                   CORPORATE ACTIONS DEPARTMENT
                                   FIRST CHICAGO TRUST COMPANY OF NEW YORK

                             AXA & AXA MERGER CORP.
                  OFFER TO EXCHANGE ALL OUTSTANDING SHARES OF
                        AXA FINANCIAL, INC. COMMON STOCK

               PURSUANT TO THE PROSPECTUS DATED NOVEMBER 21, 2000

--------------------------------------------------------------------------------
                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
--------------------------------------------------------------------------------

                      THE EXCHANGE AGENT FOR THE OFFER IS:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

            BY MAIL:                   BY OVERNIGHT COURIER:               BY HAND DELIVERY:
  First Chicago Trust Company      First Chicago Trust Company of     First Chicago Trust Company
          of New York                         New York                        of New York
    Corporate Actions Dept.             40 Campanelli Drive           c/o Securities Transfer and
         P.O. Box 43026                 Braintree, MA 02184             Reporting Services Inc.
   Providence, RI 02940-3026                                          100 William Street--Galleria
                                                                           New York, NY 10038

    AXA, a societe anonyme organized under the laws of France, and AXA Merger Corp., a Delaware corporation and wholly owned subsidiary of AXA ("Merger Sub" and, together with AXA, the "Offerors"), are jointly offering to exchange, for each outstanding share of Common Stock, par value $.01 per share (the "Shares"), of AXA Financial, Inc., a Delaware corporation (the "Company"), 0.295 of an American depositary share of AXA ("AXA ADS") plus $35.75, net to the seller, in cash, without interest thereon. Shares held by AXA or its subsidiaries will not be exchanged in the Offer (as defined below). No fractional AXA ADSs will be given as part of the consideration for Shares accepted for exchange. This offer to exchange is being made upon the terms and subject to the conditions set forth in the Letter of Transmittal and these Instructions thereto which constitute a part thereof (together, as amended or supplemented from time to time, the "Letter of Transmittal") and in the Prospectus dated November 21, 2000 (as amended or supplemented, the "Prospectus" which together with the Letter of Transmittal constitute the "Offer"). The Offerors reserve the right to transfer or assign, in whole, or from time to time in part, to each other or to one or more other direct or indirect wholly owned subsidiaries of AXA all or any portion of the issued and outstanding Shares tendered pursuant to the Offer or their respective rights and obligations to accept for exchange and acquire all or any portion of the issued and outstanding Shares tendered pursuant to the Offer. Any such transfer or assignment will not relieve the Offerors of their respective obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive the consideration for Shares validly tendered and accepted for exchange pursuant to the Offer.

    The Offer is being made pursuant to an Agreement and Plan of Merger dated as of October 17, 2000 (the "Merger Agreement") among AXA, Merger Sub and the Company.

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
         CITY TIME, ON DECEMBER 22, 2000, UNLESS THE OFFER IS EXTENDED.

    By tendering your Shares pursuant to the Offer and signing the Letter of
Transmittal:

(A) You irrevocably appoint First Chicago Trust Company of New York (the "Exchange Agent") as your true and lawful agent and attorney-in-fact with respect to such Shares (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates evidencing such Shares (and any and all Distributions), or transfer ownership of such shares (and any and all Distributions) on the account books maintained by The Depository Trust Company ("DTC") or held otherwise by you or on your behalf in book-entry form, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offerors,
    (ii) present such shares (and any and all Distributions) for registration of transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

(B) You empower the designees of the Offerors, as your attorneys-in-fact and proxies, to vote in such manner as each such attorney-in-fact and proxy or any substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all such Shares (and any and all Distributions) which have been accepted for exchange by the Offerors prior to the time of such vote or other action which you are entitled to vote at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of the Company or consent in lieu of any such meeting or otherwise. You understand and acknowledge that, in order for Shares to be deemed validly tendered, immediately upon the Offerors' acceptance of such Shares for exchange, the Offerors or the Offerors' designees must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

(C) You represent and warrant that you have the full power and authority to tender, sell, assign and transfer the Shares tendered and all Distributions, that you own the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for exchange by the Offerors, the Offerors will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.

(D) You agree, upon request, to execute and deliver all additional documents deemed by the Exchange Agent or the Offerors to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered and all Distributions. In addition, you agree to remit and transfer promptly to the Exchange Agent for the account of the Offerors all Distributions in respect of the Shares tendered, accompanied by appropriate documentation of transfer, and that pending such remittance and transfer or appropriate assurance thereof, the Offerors shall be entitled to all rights and privileges as owners of each such Distribution and may withhold the consideration to be given in exchange for the Shares tendered, or deduct from such consideration, the amount or value of such Distribution as determined by the Offerors in their sole discretion.

(E) You recognize that no authority conferred or agreed to be conferred in the Letter of Transmittal will be affected by, and all such authority shall survive, your death or incapacity. All of your obligations under the Letter of Transmittal shall be binding upon your heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns.

(F) You understand that tenders of Shares pursuant to any one of the procedures described in the Prospectus under "THE EXCHANGE OFFER--Procedure for Tendering" and in these Instructions will constitute your acceptance of the terms and conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The Offerors' acceptance of such Shares for exchange will constitute a binding agreement between yourself and the Offerors upon the terms and subject to the conditions of the Offer. You recognize that under certain circumstances set forth in the Prospectus, the Offerors may not be required to accept for exchange any of the Shares tendered.

(G) You understand that, except as stated in the Prospectus, your tender is irrevocable.

    1. DELIVERY OF LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND SHARES; GUARANTEED DELIVERY PROCEDURES. The Letter of Transmittal is to be returned to the Exchange Agent if certificates representing Shares are to be forwarded herewith to the Exchange Agent or if Shares held on your behalf pursuant to the Company Dividend Reinvestment and Stock Purchase Plan ("DRIP Shares") are being tendered. If Shares are held through DTC and will be delivered by book-entry transfer through DTC pursuant to the procedure set forth under "THE EXCHANGE OFFER--Procedure for Tendering--Book-Entry Transfer" in the Prospectus, an Agent's Message should be utilized instead. An "Agent's Message" is a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a confirmation ("Book-Entry Confirmation") of a book-entry transfer into the Exchange Agent's account at DTC of Shares delivered by book-entry, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offerors may enforce such agreement against the participant.

    Certificates evidencing all physically tendered Shares, or a Book-Entry Confirmation of Shares delivered by book-entry through DTC, as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer through DTC, an Agent's Message, and any other documents required by the Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. If certificates representing Shares are forwarded to the Exchange Agent in multiple deliveries or if DRIP Shares are not tendered all at one time, a properly completed and duly executed Letter of Transmittal must accompany each such delivery and tender.

    Any certificates or documents to be delivered to the Exchange Agent can be enclosed in the return envelope that has been provided. It is recommended that such certificates and documents be sent by registered mail, properly insured, with return receipt requested. If you have misplaced the return envelope, you may send your stock certificate(s) and the signed Letter of Transmittal in a regular envelope to any of the above addresses of the Exchange Agent either by mail or by hand. DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    Stockholders whose certificates representing Shares are not immediately available who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the DTC book-entry transfer procedure on a timely basis may tender their Shares pursuant to the guaranteed delivery procedures described under "THE EXCHANGE OFFER--Procedure for Tendering" in the Prospectus. Pursuant to such procedure,
(i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offerors, must be received by the Exchange Agent (as provided in (iii) below) prior to the Expiration Date and
(iii) the certificates evidencing all physically delivered Shares in proper form for transfer by delivery (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer through DTC, an Agent's Message, and any other documents required by the Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "THE EXCHANGE OFFER--Procedure for Tendering" in the Prospectus. THIS GUARANTEED DELIVERY PROCEDURE IS NOT AVAILABLE WITH RESPECT TO THE TENDERING OF DRIP SHARES.

    THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, THE CERTIFICATES (REPRESENTING SHARES) AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE

TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY TO THE EXCHANGE AGENT.

    No alternative, conditional or contingent tenders will be accepted. By execution of the Letter of Transmittal, all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for exchange.

    2. INADEQUATE SPACE. If the space provided on the Letter of Transmittal under "Description of Shares Tendered" (Box A) is inadequate, the certificate numbers, the number of Shares evidenced by such certificates and the number of Shares tendered should be listed on a separate signed schedule and attached to the Letter of Transmittal that is delivered to the Exchange Agent.

    3. INCORRECT PERSONAL INFORMATION. If the address listed under "Name(s) and Address(es) of Registered Holder(s)" on the Letter of Transmittal is incorrect or has changed, correct the information by completing the box entitled "Special Delivery Instructions" (Box C) on the Letter of Transmittal and return the properly executed Letter of Transmittal with any required documents or Share certificates in the enclosed envelope to the Exchange Agent. The information will be updated in your new account.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER THROUGH DTC). If fewer than all the Shares evidenced by any certificate submitted to the Exchange Agent with the Letter of Transmittal are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Certificated Shares Tendered" (Box A) on the Letter of Transmittal. In such case, new certificate(s) evidencing the remainder of the Shares that were evidenced by the old certificate(s) delivered to the Exchange Agent herewith will be sent to the person(s) signing the Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" (Box C) on the Letter of Transmittal, as soon as practicable after the Expiration Date. If you do not wish to tender all of your DRIP Shares, including any shares credited or to be credited to your account in connection with the dividend paid by the Company in the fourth quarter of 2000, fill in the number of DRIP Shares that are to be tendered in the box entitled "Number of Dividend Reinvestment Shares Tendered" (Box A) on the Letter of Transmittal. All Shares evidenced by the certificates delivered to the Exchange Agent and all DRIP Shares, including any shares credited or to be credited to your account in connection with the dividend paid by the Company in the fourth quarter of 2000, will be deemed to have been tendered unless otherwise indicated.

    5. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder can follow the following steps to declare the loss of the Share certificate(s). For replacement of certificates with a value of less than $100,000, read and complete the Affidavit of Lost or Destroyed Certificate(s) (Box E) attached to the Letter of Transmittal and include a check payable to General Insurance Company of America for the amount of the replacement premium with the properly executed Letter of Transmittal and other documents (including any certificate(s) that you may have in your possession) required to be sent to the Exchange Agent to tender Shares. Your signature must be notarized on the Affidavit of Lost or Destroyed Certificate(s). If known, indicate your lost, destroyed or stolen certificate number(s) in the space provided in Box E attached to the Letter of Transmittal. If you have lost certificates for a value of $100,000 or over, please call the Information Agent toll-free at their number listed in Instruction 11 below for further instructions.

    The Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

    6. SUBSTITUTE FORM W-9. Under United States federal income tax law, a stockholder tendering Shares must, unless an exemption applies, provide the Exchange Agent (as payer) with such stockholder's correct Taxpayer Identification Number ("TIN"), generally the social security number or

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employer identification number of the record holder of the Shares tendered, on a
Substitute Form W-9 which is provided on the Letter of Transmittal (Box D). If the stockholder is an individual, the stockholder's TIN is the stockholder's social security number. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH ON THE LETTER OF TRANSMITTAL (BOX D).

    If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the "Correct Taxpayer ID Number" on the Substitute Form W-9, check the box entitled "Awaiting Taxpayer ID Number" on the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the "Certificate of Awaiting Taxpayer ID Number" in the separate box next to the Substitute Form W-9. If "Applied For" is written on the Substitute Form W-9 in place of a TIN, the Exchange Agent will be required to withhold 31% of all payments of cash made to the stockholder (or other payee) pursuant to the Offer, except that if the Exchange Agent is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering stockholder.

    The tendering stockholder is required to certify, under penalties of perjury, that the TIN on the Letter of Transmittal is correct and whether or not such stockholder is subject to backup withholding of federal income tax. In particular, in the "Certification" box on the Substitute Form W-9 included on the Letter of Transmittal (Box D), the tendering stockholder certifies (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (2) the stockholder is not subject to backup withholding because (a) the stockholder is exempt from backup withholding,
(b) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) in the "Certification" box on the Substitute Form W-9, unless such stockholder has since been notified that such stockholder is no longer subject to backup withholding.

    If federal backup withholding applies, the Exchange Agent is required to withhold 31% of all payments of cash made to the stockholder (or other payee) pursuant to the Offer. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS by filing the appropriate form with the IRS.

    Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal income tax withholding on all payments of cash made to the stockholder (or other payee) pursuant to the Offer, including, if applicable, any cash in lieu of fractional AXA ADSs.

    7. EXEMPT HOLDERS. Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient and to avoid backup withholding, such individual must submit to the Exchange Agent a completed IRS Form W-8 or Form W-8BEN, both of which have been enclosed, signed under penalties of perjury, attesting to such individual's exempt status. Such holders should also check the box entitled "Exempt Payee" on the Substitute Form W-9 on the Letter of Transmittal. Additional copies of IRS Form W-8 and Form W-8BEN may be obtained by contacting the Information Agent at the address or telephone number(s) set forth on the back cover. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

    8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the AXA ADSs and cash payment (including any cash in lieu of fractional AXA ADSs) to be exchanged for any Shares tendered, and any certificate(s) evidencing Shares not tendered or not exchanged, are to be issued in the name of a person other than the person(s) signing the Letter of Transmittal, or if such cash payment and the AXA ADS account statement are to be sent, and any certificates evidencing Shares are to be returned, to someone other than the person signing the Letter of Transmittal, or to the person signing the Letter of Transmittal but at an address other than that shown in the box entitled "Name(s) and Address(es) of Registered Holder(s)" on the Letter of Transmittal, the box entitled "Special Issuance Instructions" (Box B) and/or the box entitled "Special Delivery Instructions" (Box C) on the Letter of Transmittal must be completed. Shares held through DTC tendered by book-entry transfer that are not exchanged will be recredited to the account maintained at DTC from which such Shares were delivered in accordance with DTC policies and procedures.

    The Offerors have no obligation, pursuant to the "Special Issuance Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Offerors do not exchange any of the Shares tendered.

    9. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACES PROVIDED FOR SIGNATURE. If the Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, the signature(s) must correspond exactly with the names(s) as written on the face of the certificate(s) evidencing such Shares or as listed on a security position, without alteration or any change whatsoever.

    If any Share tendered is owned of record by two or more persons, all such persons must sign the Letter of Transmittal.

    If any Shares tendered are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If the Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, no endorsements of certificates or separate stock powers are required, unless the AXA ADSs and cash payment (including any cash in lieu of fractional AXA ADSs) being exchanged for Shares tendered, or certificates evidencing Shares not tendered or not exchanged, are to be issued in the name of a person other than the registered holder(s) pursuant to instructions given in Box B, in which case, the certificate(s) evidencing the Shares tendered must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution. Refer to Instruction 10 below.

    If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered, the certificate(s) evidencing the Shares tendered must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution. Refer to Instruction 10 below.

    If the Letter of Transmittal or any certificate evidencing Shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offerors of such person's authority so to act must be submitted.

    10. GUARANTEE OF SIGNATURES. All signatures on the Letter of Transmittal must be guaranteed by a firm that is a member of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), unless
(i) the Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in DTC or the DRIP whose name appears on a security position listing as the owner of Shares) tendered and such holder(s) has (have) not completed the box entitled "Special Issuance Instructions" (Box B) on the Letter of Transmittal or
(ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 9.

    11. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 11, the Offerors will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to them or upon their order pursuant to the Offer. If, however, the AXA ADSs and cash payment (including any cash in lieu of fractional AXA ADSs) being exchanged for Shares tendered, and any certificate(s) evidencing Shares not tendered or not exchanged, are to be issued in the name of a person other than the registered holder(s), or if certificate(s) evidencing tendered shares are registered in the name of a person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the consideration to be given for such exchanged Shares, unless evidence satisfactory to the Offerors of the payment of such taxes or exemption therefrom is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 11, IT WILL NOT BE NECESSARY FOR STOCK TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED.

    12. WAIVER OF CONDITIONS. Except as otherwise provided in the Prospectus and subject to the terms of the Merger Agreement, the Offerors reserve the right in their sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

    13. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth on the back cover. Additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and other relevant documents may be obtained from the Information Agent or Dealer Manager or from brokers, dealers, commercial banks or trust companies.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                          17 State Street, 10th Floor
                            New York, New York 10004
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (866) 678-2293

                      THE DEALER MANAGER FOR THE OFFER IS:

                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (Call Collect)
                        (800) 323-5678 (Call Toll Free)

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    IMPORTANT: THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED
WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE IN THE CASE OF A DTC BOOK-ENTRY TRANSFER, TOGETHER WITH THE SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.